SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 13, 2002

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado	80111

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (303) 488-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b)    Not applicable.

(c)    Exhibits.

Exhibit Number	Description of Exhibit

99.1
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of Charles T. Fote, Chief Executive Officer of First Data Corporation, dated August 13, 2002.

99.2
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of Kimberly S. Patmore, Chief Financial Officer of First Data Corporation dated August 13, 2002.

Item 9.    Regulation FD Disclosure.

On August 13, 2002, Charles T. Fote, the Registrant’s Chief Executive Officer, and Kimberly S. Patmore, the Registrant’s Chief Financial Officer, each filed with the Securities and Exchange Commission (the “Commission”) the sworn statements required by the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). A copy of the sworn statements are attached as Exhibits 99.1 and 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/S/ STANLEY J. ANDERSEN
Stanley J. Andersen Assistant Secretary

Date: August 13, 2002

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EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit

99.1
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of Charles T. Fote, Chief Executive Officer of First Data Corporation, dated August 13, 2002.

99.2
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of Kimberly S. Patmore, Chief Financial Officer of First Data Corporation dated August 13, 2002.